UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011(December 29, 2010)

Aperture Health, Inc.
 (Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-09283 (Commission File No.)	20-8085447 (IRS Employer Identification No.)

27201 Puerta Real, Suite 350
Mission Viejo, CA 92691
 (Address of principal executive offices, including zip code)

949-609-1966
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2010, Aperture Health, Inc., a Nevada corporation (the “Registrant”) entered into an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Triad Therapeutics, Inc., a Delaware corporation (“Triad”).  Pursuant to the Exchange Agreement, 51% of the Registrant’s then issued and outstanding common stock, or an aggregate of 41,392,478 shares, were exchanged for all of the then issued and outstanding shares, or an aggregate of 25,215,118 shares of common stock, of Triad.

Exhibit
Number                Description

10.1                Agreement and Plan of Share Exchange dated December 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  September 6, 2011

APERTURE HEALTH, INC.

By: /s/ Jim Hennig
Name: Jim Hennig
Title: President